UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

Vistagen Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K on November 6, 2023 (the “Original Form 8-K”) reporting the receipt of the Purchase Price (defined below) from Fuji Pharma (defined below). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to correct a typographical error in the Purchase Price. All other information contained in the Original Form 8-K remains unchanged.

Item 8.01 Other Events.

On November 2, 2023, the Company received a $1,500,000 payment (the “Purchase Price”) from Fuji Pharma Co., Ltd. (“Fuji Pharma”), in accordance with the Exclusive Negotiation Agreement (the “Negotiation Agreement”) entered into by the Company and Fuji Pharma on September 1, 2023. The Negotiation Agreement provides for a limited period of time during which Fuji Pharma has the exclusive opportunity to negotiate with the Company for a potential license to develop and commercialize PH80, the Company’s non-systemic, hormone-free pherine nasal spray product candidate, in Japan for the acute treatment of moderate to severe vasomotor symptoms (hot flashes) due to menopause and potentially other indications.

The Purchase Price is not refundable, except upon a material breach of the Negotiation Agreement by the Company. Should the Company and Fuji Pharma enter into a definitive license agreement for the development and commercialization of PH80 in Japan during the exclusive negotiation period (a “Potential Definitive Agreement”), the Purchase Price will be credited against the signing fee for such agreement. Neither the Company nor Fuji Pharma is obligated to enter into the Potential Definitive Agreement, and if the Company and Fuji Pharma have not entered into the Potential Definitive Agreement on or before the end of the exclusive negotiation period, either the Company or Fuji Pharma may terminate any further negotiations.

Additional disclosure regarding the Negotiation Agreement is available in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: November 6, 2023	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer